                        PAINEWEBBER UTILITY INCOME FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 West 52nd Street
                           New York, New York 10019

                                                                 April 25, 2000

Dear Shareholder:

  Enclosed is a combined proxy statement and prospectus that seeks your approval of an important proposal for your PaineWebber Utility Income Fund. YOUR VOTE ON THIS PROPOSAL WILL HELP DECIDE THE FUND'S FUTURE.

  The Board of Trustees of PaineWebber Utility Income Fund ("Utility Income Fund") proposes to reorganize the Fund into PaineWebber Balanced Fund ("Balanced Fund"). Under the proposed reorganization, each shareholder of each class of shares of Utility Income Fund automatically would become a holder of the corresponding class of shares of Balanced Fund, and Utility Income Fund would be liquidated.

  Utility Income Fund and Balanced Fund have similar investment objectives and investment policies in that both are conservative funds relative to other funds that invest in equity securities. Utility Income Fund's investment objective is to achieve current income and capital appreciation. Balanced Fund's investment objective is to achieve high total return with low volatility. Utility Income Fund pursues its objective by investing primarily in income-producing stocks and bonds issued by U.S. and foreign utility companies (i.e., companies that own or operate facilities for telecommunications or for generating, transmitting or distributing electricity, gas or water). The Fund also may invest, to a lesser extent, in stocks and bonds issued by companies outside the utility industries and in high quality money market instruments. Balanced Fund pursues its objective by allocating investments among stocks, bonds and money market instruments. The Fund normally has investments in each asset class but it always keeps at least 25% of its total assets in a combination of bonds and cash.

  Due to the similar investment objectives and investment policies of Utility Income Fund and Balanced Fund, along with the more flexible investment parameters of Balanced Fund, the proposed merger is believed to be in the overall best interests of all Utility Income Fund shareholders. AFTER CAREFUL CONSIDERATION, THE BOARD HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" THE REORGANIZATION PROPOSAL.

  The enclosed document describes the proposed reorganization and compares the investment policies, operating expenses and performance histories of Utility Income Fund and Balanced Fund in more detail. Please read it carefully. We have included a section of questions and answers that we think will be of interest to most investors. After reviewing the enclosed document, please complete, date and sign your proxy card and return it in the enclosed postage-paid return envelope.

  YOUR VOTE IS VERY IMPORTANT. Please take a moment to review the enclosed materials and to date, sign and return your proxy card today. Voting your shares early will permit Utility Income Fund to avoid costly follow-up mail and telephone solicitation.

  THE BOARD URGES THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

                                          Sincerely,
                                          Margo N. Alexander
                                          President

                    PAINEWEBBER UTILITY INCOME FUND MERGER
                             QUESTIONS AND ANSWERS

  On Thursday, February 10, 2000, the Board of Trustees of PaineWebber Utility Income Fund unanimously approved the merger of PaineWebber Utility Income Fund into PaineWebber Balanced Fund. Here are answers to some of the most commonly asked questions about the proposed merger.

Q: WHAT IS A MERGER?

A: A fund is said to merge when it combines with another fund, transferring substantially all of its net assets into that other fund, and subsequently the old fund ceases to operate.

Q: WHY IS THIS MERGER BEING PROPOSED?

A: Utility Income Fund was launched in July 1993. Unfortunately, Fund assets have not grown significantly since that time, and there is no reason to believe that they will increase significantly in the future. As of February 29, 2000, the Fund's assets were approximately $30 million. If shareholders of Utility Income Fund approve the merger of Utility Income Fund into Balanced Fund, you should benefit from economies of scale--which could mean lower operating expenses--and from the opportunity for broader investment diversification.

Q: WHEN WILL THE PROPOSED MERGER OCCUR?

A: The Funds will merge on or about June 23, 2000 pending Utility Income Fund shareholder approval at a special meeting to be held on June 12, 2000.

Q: HOW WILL THE MERGER AFFECT FUND EXPENSES?

A: The combined Fund is expected to have lower overall expenses than Utility Income Fund currently has, due to its larger asset base. Based on preliminary calculations for the current fiscal year, Mitchell Hutchins has estimated that, on a PRO FORMA basis, each class of shares of the combined fund would have lower total annual operating expenses as a result of the merger.

  The table below shows comparative expenses for Class A shares of Utility Income Fund (for the six months ended September 30, 1999), Balanced Fund (for the fiscal year ended August 31, 1999), and the PRO FORMA expense ratios for Class A shares of Balanced Fund, as of August 31, 1999, had the Reorganization then taken place. A PRO FORMA comparison of the expense ratios of each of the other classes of the Funds shows similar reductions in total expenses. (For more details about fees and expenses of each class of shares, see "Comparative Fee Table" on pages 2-4 of the proxy statement/prospectus.)

                                                                     PRO FORMA
                          UTILITY INCOME FUND   BALANCED FUND      COMBINED FUND
  ANNUAL FUND OPERATING        (CLASS A)           (CLASS A)         (CLASS A)
  EXPENSES                 (SIX MONTHS ENDED  (FISCAL YEAR ENDED (AS OF AUGUST 31,
                          SEPTEMBER 30, 1999)  AUGUST 31, 1999)        1999)
----------------------------------------------------------------------------------
  Management Fees                0.70%              0.75%              0.75%
----------------------------------------------------------------------------------
  Distribution and/or
   Service (12b-1) Fees          0.25%              0.25%              0.25%
----------------------------------------------------------------------------------
  Other Expenses                 0.61%              0.22%              0.21%
----------------------------------------------------------------------------------
  TOTAL ANNUAL FUND
   OPERATING EXPENSES            1.56%              1.22%              1.21%
----------------------------------------------------------------------------------

  If Utility Income Fund's shareholders approve the Reorganization and thereafter become shareholders of Balanced Fund, they will pay a slightly higher management fee but will pay lower total annual operating expenses because Balanced Fund is much larger than Utility Income Fund and thus has significantly lower overall operating expenses.

  Each Fund will pay its own expenses of the Reorganization. These expenses are estimated to be $165,000 for Utility Income Fund and $30,000 for Balanced Fund.

Q: HOW MANY SHARES WILL I RECEIVE AT THE TIME OF THE MERGER?

A: If the merger is approved, you will receive shares of Balanced Fund in exchange for shares of Utility Income Fund. You will receive full and fractional shares of the corresponding class of Balanced Fund having an aggregate value equal to the net asset value of your Utility Income Fund shares at the time of the merger. Net asset values will be calculated as of the closing date, which is expected to be June 23, 2000.

Q: IF I CURRENTLY ELECT TO RECEIVE MY UTILITY INCOME FUND DIVIDEND AS CASH OR IF I HAVE THE DIVIDEND AUTOMATICALLY REINVESTED INTO THE FUND, WILL MY DISTRIBUTION CHOICE REMAIN THE SAME FOR MY BALANCED FUND SHARES AFTER THE MERGER?

A: If you do not currently own shares of Balanced Fund, your dividend distribution election for Utility Income Fund will remain the same after the merger.

If you currently own shares of BOTH Balanced Fund and Utility Income Fund, your dividend distribution after the merger will be the choice you currently have selected for your Balanced Fund shares.

Q: WILL THE MERGER SUBJECT ME TO ANY TAXES?

A: The merger has been structured as a tax-free transaction, which means that no gain or loss will be recognized by either Fund. This means that you will not realize any gain or loss on your receipt of Balanced Fund shares, and that your basis for the Balanced Fund shares received in the merger will be the same as your basis for your Utility Income Fund shares.

Immediately prior to the merger, Utility Income Fund will have to distribute all of its undistributed income or capital gain, if any, to its shareholders, and that distribution will be taxable to Utility Income Fund shareholders.

Q: WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF EACH FUND?

A: Utility Income Fund and Balanced Fund have similar investment objectives and policies in that both are conservative funds relative to other funds that invest in equity securities. More detailed descriptions follow in the table below. (See "Comparison of the Funds" on page 4 and "Comparison of Principal Risk Factors" on page 11 of the proxy statement/prospectus for more information on the investment policies and risks of each Fund.)

                                 UTILITY INCOME FUND                   BALANCED FUND
-----------------------------------------------------------------------------------------------
   Investment Objective   Current income and capital        High total return with low
                          appreciation                      volatility
-----------------------------------------------------------------------------------------------
   Investment Strategies  Pursues objective by investing at Pursues its objective by allocating least 65% of its total assets in  investments among stocks, bonds,
                          income-producing stocks and       and money market instruments
                          bonds issued by U.S. and foreign
                          utility companies

                          May invest up to 35% of its total Normally has investments in each assets in stocks and bonds issued asset class but it always keeps at by companies outside the utility  least 25% of its total assets in a
                          industries and in high quality    combination of bonds and cash
                          money market instruments

Q: HOW HAVE BALANCED FUND AND UTILITY INCOME FUND PERFORMED?

A: The following tables show the average annual total returns over several time periods for each class of shares of each Fund. The tables do reflect sales charges on shares of the Funds. The tables also compare each Fund's returns to returns of a broad-based market index. In addition, the table for Utility Income Fund compares the Fund's returns to a more narrowly based index that reflects the utility industries market sector. The comparative indices are unmanaged and, therefore, do not include any sales charges or expenses.

   BALANCED FUND
   AVERAGE ANNUAL
   TOTAL RETURNS
       (as of
    December 31,
       1999)
   CLASS
   (INCEPTION       CLASS A   CLASS B*  CLASS C   CLASS Y  S&P 500
   DATE)            (7/1/91) (12/12/86) (7/2/92) (3/26/98)  INDEX
------------------------------------------------------------------
   One Year          (2.22)%   (2.95)%    0.84%    2.78%    21.04%
------------------------------------------------------------------
   Five Years         15.41%    15.37%   15.61%     N/A     28.56%
------------------------------------------------------------------
   Ten Years            N/A     10.92%     N/A      N/A     18.21%
------------------------------------------------------------------
   Life of Class      11.38%     9.91%   11.28%    6.08%       **

  * Assumes conversion of Class B shares to Class A shares after six years. ** The average annual total return for the S&P 500 Index (1) for the life of Class A shares was 20.30%, (2) for the period since December 31, 1986 (the approximate period since the inception of Class B shares) was 18.01%, (3) for the period since June 30, 1992 (the approximate period since the inception of Class C shares) was 21.25%, and (4) for the period since March 31, 1998 (the approximate period since the inception of Class Y shares) was 19.50%.

      UTILITY
    INCOME FUND
      AVERAGE
   ANNUAL TOTAL
      RETURNS
      (as of
   December 31,
       1999)
   CLASS                                                         S&P
   (INCEPTION     CLASS A  CLASS B* CLASS C  CLASS Y   S&P 500 UTILITY
   DATE)          (7/2/93) (7/2/93) (7/2/93) (9/10/98)  INDEX   INDEX
-----------------------------------------------------------------------
   One Year       (1.20)%   (2.41)%   1.71%    3.76%    21.04%  (8.88)%
-----------------------------------------------------------------------
   Five Years      14.28%    14.21%  14.46%     N/A     28.56%  13.66%
-----------------------------------------------------------------------
   Life of Class    8.96%     8.96%   8.91%   13.76%       **     ***

  * Assumes conversion of Class B shares to Class A shares after six years. ** The average annual total return for the S&P 500 Index (1) for the period since June 30, 1993 (the approximate period since the inception of Class A, Class B, and Class C shares) was 22.47%, and (2) for the period since September 30, 1998 (the approximate period since the inception of Class Y shares) was 35.97%.
  *** The average annual total return for the S&P Utility Index (1) for the period since June 30, 1993 (the approximate period since the inception of Class A, Class B, and Class C shares) was 9.11%, and (2) for the period since September 30, 1998 (the approximate period since the inception of Class Y shares) was (5.32)%.

Q: CAN I REDEEM OR EXCHANGE MY UTILITY INCOME FUND SHARES BEFORE THE REORGANIZATION?

A: If you do not wish to receive shares of Balanced Fund, you are free to redeem or exchange your Utility Income Fund shares any time prior to the merger. You will be subject to any applicable contingent deferred sales charges and potential capital gains taxes if you redeem your Utility Income Fund shares. If you elect to exchange your shares prior to the merger, you may be subject to capital gains taxes. Consult your tax adviser for the tax implications of an exchange. Please call your Financial Advisor to discuss your investment options or with any questions.

Q: WHAT IS THE BOARD'S RECOMMENDATION?

A: Your Board of Trustees recommends a vote "FOR" the merger.

                        PAINEWEBBER UTILITY INCOME FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 12, 2000
                               ----------------

To the Shareholders:

  Notice Is Hereby Given that a Special Meeting of Shareholders ("Meeting") of PaineWebber Utility Income Fund ("Utility Income Fund"), a portfolio of PaineWebber Managed Investments Trust ("Trust"), will be held on Monday, June 12, 2000, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019, at 2:00 p.m., Eastern time, for the following purpose:

    To approve an Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Utility Income Fund into PaineWebber Balanced Fund ("Balanced Fund"), a portfolio of PaineWebber Master Series, Inc. ("Master Series"). Pursuant to the Plan, Utility Income Fund will transfer all its assets to Balanced Fund, which will assume all the liabilities of Utility Income Fund, and Master Series will issue to each Utility Income Fund shareholder the number of full and fractional shares of the applicable class of Balanced Fund having an aggregate value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares in Utility Income Fund.

  Shareholders of record as of the close of business on March 31, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

  Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised or by voting in person at the Meeting.

                                          By Order of the Board of Trustees,

                                          Dianne E. O'Donnell
                                          Secretary

April 25, 2000
51 West 52nd Street
New York, New York 10019-6114


                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN.

   Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

   For more information or if you have questions regarding casting your vote for the Meeting, please call 1-888-634-9904.

   If we do not receive your completed proxy cards after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


         REGISTRATION                                    VALID SIGNATURE
         ------------                                    ---------------

  Corporate Accounts
  (1)ABC Corp.................................... ABC Corp.
                                                  John Doe, Treasurer
  (2)ABC Corp.................................... John Doe, Treasurer
  (3)ABC Corp. c/o John Doe, Treasurer........... John Doe
  (4)ABC Corp. Profit Sharing Plan............... John Doe, Trustee

  Partnership Accounts
  (1)The XYZ Partnership......................... Jane B. Smith, Partner
  (2)Smith and Jones, Limited Partnership........ Jane B. Smith, General Partner

  Trust Accounts
  (1)ABC Trust Account........................... Jane B. Doe, Trustee
  (2)Jane B. Doe, Trustee u/t/d 12/28/78......... Jane B. Doe

  Custodial or Estate Accounts
  (1)John B. Smith, Cust. f/b/o
  John B. Smith, Jr.,
  UGMA/UTMA...................................... John B. Smith
  (2)Estate of John B. Smith..................... John B. Smith, Jr., Executor

                        PAINEWEBBER UTILITY INCOME FUND
            (A PORTFOLIO OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                1-800-647-1568

                           PAINEWEBBER BALANCED FUND
               (A PORTFOLIO OF PAINEWEBBER MASTER SERIES, INC.)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                1-800-647-1568

                    COMBINED PROXY STATEMENT AND PROSPECTUS

                             DATED: APRIL 25, 2000

  This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with a Special Meeting of Shareholders of PaineWebber Utility Income Fund ("Utility Income Fund"), a portfolio of PaineWebber Managed Investments Trust ("Trust"), a Massachusetts business trust, to be held on June 12, 2000, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019, at 2:00 p.m., Eastern time (such meeting and any adjournments thereof are referred to collectively as the "Meeting"). At the Meeting, the shareholders of Utility Income Fund are being asked to consider and approve an Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization ("Reorganization") of Utility Income Fund into PaineWebber Balanced Fund ("Balanced Fund"), a series of PaineWebber Master Series, Inc. ("Master Series"), a Maryland corporation. A form of the Plan is attached as Appendix A to this Proxy Statement/Prospectus. The Board of Trustees of the Trust has unanimously approved the Plan as being in the best interests of Utility Income Fund and its shareholders. (Utility Income Fund and Balanced Fund sometimes are referred to individually as a "Fund" and together as "Funds.")

  Pursuant to the Plan, Utility Income Fund will transfer all its assets to Balanced Fund, which will assume all the liabilities of Utility Income Fund, and Master Series will issue to each Utility Income Fund shareholder the number of full and fractional shares of common stock of the applicable class of Balanced Fund having an aggregate net asset value ("NAV") that, on the effective date of the Reorganization, is equal to the aggregate NAV of the shareholder's shares of beneficial interest in the corresponding class of Utility Income Fund. The value of each Utility Income Fund shareholder's account with Balanced Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Utility Income Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. As a result of the Reorganization, shareholders of each class of shares of Utility Income Fund will become shareholders of the corresponding class of shares of Balanced Fund. No sales charges will be assessed in connection with the Reorganization.

  Balanced Fund is a diversified series of Master Series, which is an open-end management investment company comprised of two outstanding series. Balanced Fund's investment objective is to achieve high total return with low volatility. The Fund seeks to achieve its investment objective by allocating investments among stocks, bonds, and money market instruments. The Fund normally has investments in each asset class, but it always keeps at least 25% of its total assets in a combination of bonds and cash.

  This Proxy Statement/Prospectus sets forth the information that a shareholder of Utility Income Fund should know before voting on the Plan. It should be read carefully and retained for future reference.

  A Statement of Additional Information ("SAI") dated April 25, 2000, containing additional information about the Reorganization, including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this Proxy Statement/Prospectus. A Prospectus and SAI for Balanced Fund, each dated December 10, 1999, as supplemented, and Balanced Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, have been filed with the SEC and are hereby incorporated herein by reference. A copy of the current Prospectus of Balanced Fund and its Annual Report accompany this Proxy Statement/Prospectus. Because Balanced Fund's Prospectus is a joint prospectus for two funds, it includes information on one other fund, PaineWebber Tactical Allocation Fund, which is not relevant to this Proxy Statement/Prospectus. Please disregard all references to PaineWebber Tactical Allocation Fund. Information about Utility Income Fund is included in its current Prospectus and SAI, each dated August 1, 1999, as supplemented, which are on file with the SEC and are hereby incorporated by reference into this Proxy Statement/Prospectus. Copies of the other referenced documents, as well as Utility Income Fund's Semi-Annual Report to Shareholders for the six months ended September 30, 1999, and its Annual Report to Shareholders for the fiscal year ended March 31, 1999, are available without charge by writing either Utility Income Fund or Balanced Fund at the address shown above, or by calling (800) 647-1568. The SEC maintains a Web site at http://www.sec.gov that contains the documents described above and other information about the Trust and Master Series. Additional information about the Funds also may be obtained on the Web at http://www.painewebber.com.

  AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                               TABLE OF CONTENTS



SECTION TITLE                                                           PAGE
-------------                                                           ----

INTRODUCTION...........................................................   1
SYNOPSIS...............................................................   2
  The Proposed Reorganization..........................................   2
  Comparative Fee Table................................................   2
  Comparison of the Funds..............................................   4
    Investment Objectives..............................................   4
    Investment Policies................................................   4
    Operations of Balanced Fund Following the Reorganization...........   6
    Performance........................................................   6
    Sales Charges and Distribution and Service Fees....................   8
    Distribution, Purchase, Exchange and Redemption....................   8
    Fund Board Members and Officers....................................   9
    Investment Advisers and Portfolio Management.......................   9
    Accountants........................................................  10
COMPARISON OF PRINCIPAL RISK FACTORS...................................  11
  Risks Common to Both Funds...........................................  11
    Investing in Securities Generally..................................  11
    Equity Risk........................................................  11
    Interest Rate Risk and Credit Risk.................................  11
    Derivatives Risk...................................................  11
  Primary Differences in Investment Risks of the Funds.................  12
    Utility Industries Concentration Risk..............................  12
    Asset Allocation Risk..............................................  12
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION........................  12
  Reasons for the Reorganization.......................................  12
  Terms of the Reorganization..........................................  13
  Description of Securities to be Issued...............................  14
  Dividends and other Distributions....................................  14
  Temporary Waiver of Investment Restrictions..........................  15
  Federal Income Tax Considerations....................................  15
ORGANIZATION OF THE FUNDS..............................................  16
FINANCIAL HIGHLIGHTS...................................................  16
CAPITALIZATION.........................................................  16
LEGAL MATTERS..........................................................  17
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION..........  17
EXPERTS................................................................  17
APPENDIX A: Form of Agreement and Plan of Reorganization and
 Termination........................................................... A-1
APPENDIX B: Security Ownership of Certain Beneficial Owners............ B-1

                                 INTRODUCTION

  This Proxy Statement/Prospectus is being furnished to shareholders of Utility Income Fund, a portfolio of the Trust, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted "FOR" approval of the Plan. The presence in person or by proxy of Utility Income Fund shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the Plan in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the Plan against such adjournment.

  Approval of the Plan requires the affirmative vote of a majority of the votes entitled to be cast on the Plan.

  Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be considered votes cast at the Meeting. Abstentions and broker non-votes are effectively votes against the Plan because the required affirmative vote is a specified majority of the total shares outstanding.

  Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

  Shareholders of record as of the close of business on March 31, 2000 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, there were 1,206,423 Class A shares, 320,775 Class B shares, 446,485 Class C shares, and 8,348 Class Y shares of Utility Income Fund outstanding. Each share is entitled to one vote for each full share held and a fractional vote for each fractional share held.

  Except as set forth in Appendix B, as of the Record Date, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser, administrator and distributor of both Funds, does not know of any other person who owns beneficially 5% or more of any class of shares of either Fund.

  The Trust has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. The Trust expects to solicit proxies principally by mail, but it or SCC may also solicit proxies by telephone. The Trust's officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. Each Fund will bear its expenses incurred in connection with the Reorganization, which are estimated to be $165,000 for Utility Income Fund and $30,000 for Balanced Fund. SCC will be paid approximately $25,000 for proxy solicitation services. The Trust will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. The Trust may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

  The Trust intends to mail this Proxy Statement/Prospectus and the accompanying proxy card on or about April 28, 2000.

                                   SYNOPSIS

  The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus and SAI of each Fund and the Plan. As discussed more fully below, the Trust's Board believes that the proposed Reorganization will benefit Utility Income Fund's shareholders. The Funds have similar investment objectives and policies. Furthermore, it is anticipated that, following the Reorganization, the total annual operating expenses for the combined Fund will be lower as a percentage of net assets than those of Utility Income Fund.

THE PROPOSED REORGANIZATION

  Each Board, including its Trustees or directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of the Trust or Master Series ("Independent Board Members" of the Trust or Master Series, as appropriate), considered and approved the Plan at a meeting held on February 10, 2000. The Plan provides for the acquisition by Balanced Fund of all of Utility Income Fund's assets in exchange for Balanced Fund shares and the assumption by Balanced Fund of all of Utility Income Fund's liabilities. Utility Income Fund will then distribute the Balanced Fund shares to its shareholders, by class, so that each Utility Income Fund shareholder will receive the number of full and fractional shares of the corresponding class of Balanced Fund equal in aggregate value to the net asset value of the shareholder's shares of Utility Income Fund at the time of the Reorganization. These transactions are scheduled to occur as of 4:00 p.m., Eastern time, on June 23, 2000, or on such later date as the conditions to consummation of the Reorganization are satisfied ("Closing Date"). Utility Income Fund will be terminated as soon as is practicable after the Closing Date. See "Additional Information About the Reorganization," below.

  The Trust and Master Series each will receive an opinion of Kirkpatrick & Lockhart LLP, the counsel to each Fund, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of its shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization. To the extent Utility Income Fund sells securities prior to the Closing Date, it may recognize net gains or losses. Any such net recognized gains would increase the amount of any distribution made to shareholders of Utility Income Fund prior to the Closing Date. See "Additional Information About the Reorganization -- Federal Income Tax Considerations," below.

  For the reasons set forth below under "Additional Information About the Reorganization--Reasons for the Reorganization," the Trust's Board has determined that the Reorganization is in the best interests of Utility Income Fund and that the interests of existing Utility Income Fund shareholders will not be diluted as a result of the Reorganization. Accordingly, the Trust's Board recommends approval of the transaction.

COMPARATIVE FEE TABLE

  The table below describes the fees and expenses that you would pay if you buy and hold Utility Income Fund shares, Balanced Fund shares before the Reorganization and Balanced Fund shares after the Reorganization. The "Annual Fund Operating Expenses" set forth below are based on the fees and expenses for the fiscal year ended August 31, 1999, for Balanced Fund and for the six months ended September 30, 1999, for Utility Income Fund. The PRO FORMA information reflects the anticipated effects of the Reorganization.

                                                                                          BALANCED FUND
                           UTILITY INCOME FUND              BALANCED FUND                   Pro Forma
                         ----------------------------  ----------------------------  ----------------------------
                         CLASS    CLASS  CLASS  CLASS  CLASS    CLASS  CLASS  CLASS  CLASS    CLASS  CLASS  CLASS
                           A        B      C      Y      A        B      C      Y      A        B      C      Y
                         -----    -----  -----  -----  -----    -----  -----  -----  -----    -----  -----  -----
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(load) Imposed on
Purchases (as a          4.5%     None   None   None   4.5%     None   None   None   4.5%     None   None   None
percentage of offering
price)
-----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (load) (as a
percentage of original   None(1)    5%     1%   None   None(1)    5%     1%   None   None(1)    5%     1%   None
purchase price or
redemption proceeds,
whichever is less)
-----------------------------------------------------------------------------------------------------------------
Exchange Fee............ None     None   None   None   None     None   None   None   None     None   None   None
-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (fees that are deducted from fund assets)
-----------------------------------------------------------------------------------------------------------------
Management Fees......... 0.70%    0.70%  0.70%  0.70%  0.75%    0.75%  0.75%  0.75%  0.75%    0.75%  0.75%  0.75%
-----------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees.... 0.25%       1%     1%  None   0.25%      1%     1%   None   0.25%       1%     1%  None
-----------------------------------------------------------------------------------------------------------------
Other Expenses.......... 0.61%    0.68%  0.64%  0.79%  0.22%    0.23%  0.20%  0.21%  0.21%    0.22%  0.19%  0.20%
-----------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)... 1.56%    2.38%  2.34%  1.49%  1.22%    1.98%  1.95%  0.96%  1.21%    1.97%  1.94%  0.95%
-----------------------------------------------------------------------------------------------------------------

(1) For investments of $1,000,000 and over, a contingent deferred sales charge of 1% of the shares' offering price or their net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends and other distributions are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the Fund account under the Funds' Systematic Withdrawal Plan are not subject to this charge.
(2) Total Annual Fund Operating Expenses for Utility Income Fund for the fiscal year ended March 31, 1999, were as follows: Class A--1.59%; Class B--2.35%; Class C--2.35%; and Class Y--1.25% (expenses for Class Y shares are annualized based on the period from September 10, 1998 to March 31,
    1999).

  The example below is intended to help you compare the costs of investing in each Fund, both before and after the Reorganization.

  The example assumes that you invest $10,000 in each Fund and the combined Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                    ------ ------- ------- --------
UTILITY INCOME FUND
Class A............................................. $ 604  $ 929   $1,277   $2,254
Class B (assuming sale of all shares at end of
 period)............................................   738  1,033    1,455    2,323
Class B (assuming no sale of shares)................   238    733    1,255    2,323
Class C (assuming sale of all shares at end of
 period)............................................   338    733    1,255    2,686
Class C (assuming no sale of shares)................   238    733    1,255    2,686
Class Y.............................................   127    397      686    1,511
BALANCED FUND
Class A............................................. $ 569  $ 820   $1,090   $1,861
Class B (assuming sale of all shares at end of
 period)............................................   701    921    1,268    1,930
Class B (assuming no sale of shares)................   201    621    1,068    1,930
Class C (assuming sale of all shares at end of
 period)............................................   298    612    1,052    2,275
Class C (assuming no sale of shares)................   198    612    1,052    2,275
Class Y.............................................    98    306      531    1,178
PRO FORMA BALANCED FUND
Class A............................................. $ 568  $ 817   $1,085   $1,850
Class B (assuming sale of all shares at end of
 period)............................................   700    918    1,262    1,919
Class B (assuming no sale of shares)................   200    618    1,062    1,919
Class C (assuming sale of all shares at end of
 period)............................................   297    609    1,047    2,264
Class C (assuming no sale of shares)................   197    609    1,047    2,264
Class Y.............................................    97    303       525    1,166

COMPARISON OF THE FUNDS

Investment Objectives

  The Funds have similar investment objectives in that both are conservative funds relative to other funds that invest in equity securities. Balanced Fund's investment objective is to achieve high total return with low volatility. Utility Income Fund's investment objective is to achieve current income and capital appreciation.

Investment Policies

  The primary difference in the Funds' investment policies is that Utility Income Fund concentrates its investments in income-producing stocks and bonds issued by U.S. and foreign utility companies, while Balanced Fund pursues an asset allocation strategy and does not concentrate its investments in any particular industry.

  Balanced Fund allocates investments among stocks, bonds, and money market instruments. The Fund normally has investments in each asset class, but it always keeps at least 25% of its total assets in a combination of bonds and cash. This is intended to limit changes in the value of Fund shares compared to funds that invest solely in stocks. The Fund's bonds are primarily investment grade, but it may invest to a lesser extent in lower quality bonds.

  For Balanced Fund, Mitchell Hutchins uses a fundamental valuation technique to adjust the allocation of its assets among asset classes. Mitchell Hutchins believes investors tend to reach a consensus as to the likely effect of changes in key economic variables (for example, interest rates, profits and inflation) on each asset class. Mitchell Hutchins also believes that prices of securities in each asset class tend to move toward a level that reflects that consensus, but that this takes time. Mitchell Hutchins attempts to adjust the allocation of Balanced Fund's assets among asset classes before prices fully reflect the consensus view.

  In buying and selling individual securities for Balanced Fund, Mitchell Hutchins uses the following process:

  . Stocks. Mitchell Hutchins uses its own Factor Valuation Model to identify companies that appear to be undervalued. The model ranks companies based on "value" factors, such as dividends, cash flows, earnings and book values, as well as on "growth" factors, such as earnings momentum and industry performance forecasts. Mitchell Hutchins then applies fundamental analysis to select specific stocks from among those identified by the model.

  . Bonds. Mitchell Hutchins selects bonds based on its analysis of their duration and risk structures (comparing yields on U.S. Treasury bonds to yields on riskier types of bonds).

  Unlike Balanced Fund, Utility Income Fund invests primarily in income-producing stocks and bonds issued by U.S. and foreign utility companies (i.e., companies that own or operate facilities for telecommunications or for generating, transmitting or distributing electricity, gas or water). The Fund also invests, to a lesser extent, in stocks and bonds issued by companies outside the utility industries and in high quality money market instruments.

  For Utility Income Fund, Mitchell Hutchins seeks to find companies that should benefit from a changing operating environment. Long-term changes include a trend toward deregulation in all utility industries, an increasing ability of telephone companies to enter new businesses and consolidation among electric utilities. Mitchell Hutchins allocates Utility Income Fund's investments between stocks and bonds based on its judgment of what will achieve the best balance of income and growth under prevailing economic conditions. Mitchell Hutchins evaluates individual issuers based on the issuer's business and regulatory environment, its ability to maintain low production costs and other measures of fundamental value.

  Securities of Foreign Issuers. Both Funds may invest in U.S. dollar denominated securities of foreign companies. Utility Income Fund also may invest in securities of foreign companies that are denominated in foreign currencies.

  Bonds Rated Below Investment Grade. The bonds held by each Fund are primarily investment grade, although Balanced Fund may invest up to 10% of its total assets in bonds and other securities that are rated below investment grade, while Utility Income Fund may invest only up to 5% of its net assets in bonds and convertible securities that are rated lower than investment grade.

  Derivatives. Both Funds have similar policies with respect to the use of options, futures, and other derivatives. Utility Income Fund may invest in derivatives as part of its investment strategy or to help manage portfolio risks, including foreign currency risks, while Balanced Fund may invest in derivatives to adjust its exposure to different asset classes, to manage the duration of its bond investments and to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. "Duration" is a measure of the fund's exposure to interest rate risk.

  Other Investment Policies. Each Fund may invest up to 10% of its net assets in illiquid securities and may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. Each Fund may lend up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. Each Fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. Neither Fund may purchase securities while borrowings in excess of 5% of its total assets are outstanding. Each Fund may enter into repurchase agreements. Both Funds also may take a temporary or defensive position that is different from its normal investment strategies in order to protect itself from adverse market conditions.

  Portfolio Turnover. Each Fund may engage in frequent trading (high portfolio turnover) to achieve its investment objectives. Frequent trading may increase the portion of a Fund's capital gains that are realized for tax purposes in any given year, which may increase the Fund's taxable dividends in that year. Frequent trading also may increase the portion of a Fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on dividends that represent net short-term capital gains than they would pay on dividends that represent net long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs. Neither Fund restricts the frequency of trading to limit expenses or the tax effect that its dividends may have on shareholders. While both Funds have substantially similar policies with respect to portfolio turnover, Balanced Fund's portfolio turnover rate has generally been higher than Utility Income Fund's portfolio turnover rate because its asset allocation model actively moves assets among stocks, bonds, and cash. For example, portfolio turnover rates for Utility Income Fund for the last two fiscal years ended March 31, 1998, and 1999, were 10% and 21%, respectively, while the portfolio turnover rates for Balanced Fund's last two fiscal years ended August 31, 1998, and 1999, were 190% and 234%, respectively.

Operations of Balanced Fund Following the Reorganization

  Although there are some differences in the Funds' investment objectives and investment policies, it is not expected that Balanced Fund will revise its investment objective or any of its policies following the Reorganization to reflect those of Utility Income Fund. Mitchell Hutchins has reviewed Utility Income Fund's current portfolio and determined that Utility Income Fund's holdings generally are compatible with Balanced Fund's portfolio. As a result, Mitchell Hutchins believes that, if the Reorganization is approved, a majority of Utility Income Fund's assets could be transferred to and held by Balanced Fund. Mitchell Hutchins currently estimates that Utility Income Fund will sell between one quarter and one half of its total assets in connection with the Reorganization, and the proceeds of these sales will be held in temporary investments or reinvested in assets that are consistent with the holdings of Balanced Fund. It also is expected that some of Utility Income Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover. As of the date of this Proxy Statement/Prospectus, Mitchell Hutchins anticipates that, in connection with the Reorganization, Utility Income Fund likely will restructure its portfolio to reflect a reduction in its investments in certain types of companies, primarily electric utility companies. These anticipated sales of portfolio securities are based upon Mitchell Hutchins' current assessment of Utility Income Fund's holdings and may change depending on changes in market conditions and on Mitchell Hutchins' continuing assessment of the compatibility of Utility Income Fund's investments with Balanced Fund's portfolio composition and its investment objective or policies at the approximate time of the Reorganization. The need for Utility Income Fund to dispose of assets in connection with the Reorganization may result in the Fund's selling securities at a disadvantageous time, and could result in Utility Income Fund's realizing gains (or losses) that would not otherwise have been realized.

Performance

  The following bar chart provides information about the performance of Balanced Fund Class B shares, and thus gives some indication of the risks of investing in the Fund. The bar chart shows how Balanced Fund's performance has varied from year to year. (Class B shares have the longest performance history of any class of Balanced Fund's shares.) The chart does not take into account the contingent deferred sales charges imposed on sales of Class B shares of Balanced Fund. If it did, the total returns shown for the Fund would be lower.

  Balanced Fund's past performance does not necessarily indicate how it will perform in the future.




                       [PERFORMANCE CHART APPEARS HERE]

Total return January 1 to March 31, 2000 -- 1.77%

Best quarter during years shown: 4th quarter, 1998--15.09%
Worst quarter during years shown: 3rd quarter, 1998--(8.21%)

  The following tables show the average annual total returns over several time periods for each class of shares of each Fund. The tables do reflect sales charges on shares of the Funds. The tables also compare each Fund's returns to returns of a broad-based market index. In addition, the table for Utility Income Fund compares the Fund's returns to a more narrowly based index that reflects the utility industries market sector. The comparative indices are unmanaged and, therefore, do not include any sales charges or expenses.

-------------------------------------------------------------------------------

BALANCED FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)
-------------------------------------------------------------------------------
CLASS                            CLASS A   CLASS B*  CLASS C   CLASS Y  S&P 500
(INCEPTION DATE)                 (7/1/91) (12/12/86) (7/2/92) (3/26/98)  INDEX
-------------------------------------------------------------------------------
One Year........................  (2.22%)    (2.95%)    0.84%     2.78%  21.04%
Five Years......................  15.41%     15.37%    15.61%    N/A     28.56%
Ten Years.......................   N/A       10.92%    N/A       N/A     18.21%
Life of Class...................  11.38%      9.91%    11.28%     6.08%   **

-------------------------------------------------------------------------------
*   Assumes conversion of Class B shares to Class A shares after six years.
** The average annual total return for the S&P 500 Index (1) for the life of Class A shares was 20.30%, (2) for the period since December 31, 1986 (the approximate period since the inception of Class B shares) was 18.01%, (3) for the period since June 30, 1992 (the approximate period since the inception of Class C shares) was 21.25%, and (4) for the period since
    March 31, 1998 (the approximate period since the inception of Class Y shares) was 19.50%.

-------------------------------------------------------------------------------

UTILITY INCOME FUND
AVERAGE ANNUAL TOTAL
RETURNS
(as of December 31,
1999)
---------------------------------------------------------------------------------
CLASS                    CLASS A  CLASS B* CLASS C   CLASS Y  S&P 500 S&P UTILITY
(INCEPTION DATE)         (7/2/93) (7/2/93) (7/2/93) (9/10/98)  INDEX     INDEX
---------------------------------------------------------------------------------
One Year................  (1.20%)  (2.41%)    1.71%     3.76%  21.04%   (8.88%)
Five Years..............  14.28%   14.21%    14.46%    N/A     28.56%   13.66%
Life of Class...........   8.96%    8.96%     8.91%    13.76%   **        ***

-------------------------------------------------------------------------------
*   Assumes conversion of Class B shares to Class A shares after six years.
** The average annual total return for the S&P 500 Index (1) for the period since June 30, 1993 (the approximate period since the inception of Class
    A, Class B, and Class C shares) was 22.47%, and (2) for the period since September 30, 1998 (the approximate period since the inception of Class Y shares) was 35.97%.
*** The average annual total return for the S&P Utility Index (1) for the period since June 30, 1993 (the approximate period since the inception of Class A, Class B, and Class C shares) was 9.11%, and (2) for the period since September 30, 1998 (the approximate period since the inception of Class Y shares) was (5.32%).

Sales Charges and Distribution and Service Fees

  NO SALES CHARGES ARE APPLICABLE TO BALANCED FUND SHARES RECEIVED IN CONNECTION WITH THE REORGANIZATION. The Class A shares of both Funds are normally sold subject to a maximum initial sales charge of 4.5%. Class B shares of both Funds are sold subject to a maximum contingent deferred sales charge ("CDSC") of 5% (as a percentage of original purchase price or redemption proceeds, whichever is less). Class C shares of both Funds are sold subject to a maximum CDSC of 1% (as a percentage of original purchase price or redemption proceeds, whichever is less). For purposes of calculating the CDSC, the holding period for the Class B and Class C shares of Balanced Fund distributed to Class B and Class C shareholders of Utility Income Fund will include the holding period for the shares of Utility Income Fund. The Class Y shares of each Fund are sold without initial sales charges or CDSCs. New purchases of Class A, Class B, Class C and Class Y shares of Balanced Fund by any shareholders will be subject to their terms. For more information about sales charges for each class of shares of Balanced Fund and Utility Income Fund, see "Flexible Pricing" in the Balanced Fund Prospectus and Utility Income Fund Prospectus.

  Each Fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service and (for Class B and Class C shares) distribution fees for the sale of its shares and services provided to shareholders. The Class A shares of both Funds pay an annual fee to Mitchell Hutchins for shareholder services in the amount of 0.25% of average daily net assets. The Class B and Class C shares of both Funds pay an annual 12b-1 distribution fee of 0.75% of average daily net assets, as well as an annual 12b-1 service fee of 0.25% of average daily net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses. Class C shares do not convert to another class of shares. The Class Y shares of both Funds are not subject to a 12b-1 fee.

Distribution, Purchase, Exchange and Redemption

  Mitchell Hutchins is the distributor of shares of both Funds and has appointed PaineWebber Incorporated ("PaineWebber") to be the exclusive dealer for the sale of those shares. The minimum initial investment in Balanced Fund is $1,000; each additional investment must be $100 or more. These minimums may be waived or reduced for investments by employees of PaineWebber or its affiliates, certain pension plans, retirement accounts, unaffiliated investment programs or participants in Balanced Fund's automatic investment plan.

  Purchase and redemption procedures are identical for both Funds. If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase Fund shares through your Financial Advisor. Otherwise, you can invest in the Funds through the Funds' transfer agent, PFPC Inc. For a more complete discussion of share purchases, see "Buying Shares" in either the Balanced Fund Prospectus or the Utility Income Fund Prospectus.

  You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: first Class A, then Class C, then Class B, and last, Class Y. For a more complete discussion of share redemption procedures, see "Selling Shares" in either the Balanced Fund Prospectus or the Utility Income Fund Prospectus.

  You may exchange Class A, Class B, or Class C shares of each Fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares of either Fund. No front-end or contingent deferred sales charge is imposed on the shares acquired through an exchange. However, you may have to pay a contingent deferred sales charge if you later sell the shares you acquired in the exchange. Exchanges are subject to minimum investment and other requirements of the PaineWebber fund into which exchanges are made. For a more complete discussion of share exchange procedures, see "Exchanging Shares" in either the Balanced Fund Prospectus or the Utility Income Fund Prospectus.

  The price at which you may buy, sell, or exchange Fund shares is based on the net asset value per share. Each Fund calculates NAV on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates NAV separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Funds' NAV per share will be calculated as of the time trading was halted. Your price for buying, selling or exchanging shares will be based on the NAV that is next calculated after the Fund accepts your order. For more information on the pricing and valuation of shares, see "Pricing and Valuation" in either the Balanced Fund Prospectus or the Utility Income Fund Prospectus.

 Fund Board Members and Officers

  Following the Reorganization, the Board of Directors and officers of Master Series will continue to serve in that capacity for Master Series. The current members of the Board of Directors of Master Series are the same persons who are currently Trustees of the Trust, with the exception of Mary Farrell, who is not a Trustee of the Trust. Ms. Farrell is a managing director, senior investment strategist and member of the Investment Policy Committee of PaineWebber. She joined PaineWebber in 1982. Ms. Farrell is a director or trustee of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser. For more information about Master Series' officers, see the Balanced Fund SAI, incorporated by reference herein.

 Investment Advisers and Portfolio Management

  Utility Income Fund paid advisory fees to Mitchell Hutchins for the fiscal year ended March 31, 1999, at the rate of 0.70% of the Fund's average daily net assets. Balanced Fund paid advisory fees to Mitchell Hutchins for the fiscal year ended August 31, 1999, at the rate of 0.75% of the Fund's average daily net assets. Under the advisory contract between Balanced Fund and Mitchell Hutchins, the Fund pays Mitchell Hutchins an annual fee, computed daily and paid monthly, as follows:

      AVERAGE DAILY NET ASSETS                                       ANNUAL RATE
      ------------------------                                       -----------
      Up to $500 million............................................    0.750%
      In excess of $500 million up to $1.0 billion..................    0.725%
      In excess of $1.0 billion up to $1.5 billion..................    0.700%
      In excess of $1.5 billion up to $2.0 billion..................    0.675%
      Over $2.0 billion.............................................    0.650%

  Under the advisory agreement between Utility Income Fund and Mitchell Hutchins, the Fund pays advisory fees to Mitchell Hutchins at the rate of 0.70% of the Fund's average daily net assets. If Utility Income Fund's shareholders approve the Reorganization and thereafter become shareholders of Balanced Fund, they will pay a slightly higher management fee but will pay lower total annual operating expenses because Balanced Fund is much larger than Utility Income Fund and thus has significantly lower overall operating expenses.

  Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. Mitchell Hutchins supervises all aspects of the Funds' operations and provides investment advisory services to each Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the Funds. On February 29, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 76 separate portfolios and aggregate assets of approximately $54.4 billion.

  Mark Tincher and Christopher T. Solmssen are responsible for the day-to-day management of Utility Income Fund's stock portfolio. Mr. Tincher also is responsible for determining the allocation of fund assets between stocks and bonds. James F. Keegan and Julieanna Berry are responsible for the day-to-day management of the Fund's bond portfolio. Mr. Tincher and Mr. Solmssen assumed their responsibilities for Utility Income Fund in May 1999. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. Prior to joining Mitchell Hutchins in 1995, Mr. Tincher was a vice president at Chase Manhattan Private Bank, where he directed the U.S. funds management and equity research area and oversaw the management of all Chase U.S. equity funds. Mr. Solmssen is a vice president of Mitchell Hutchins and an equity analyst covering utilities, telecommunications and energy. Prior to joining Mitchell Hutchins in January 1998, Mr. Solmssen worked at Sun America Asset Management as an equity analyst.

  Mrs. Berry and Mr. Keegan have held their fund responsibilities since March and April 1996, respectively. Mrs. Berry is a first vice president of Mitchell Hutchins, where she has been employed as a portfolio manager since 1989. Mr. Keegan is a senior vice president of Mitchell Hutchins and oversees all corporate bond investments. Prior to joining Mitchell Hutchins in 1995, Mr. Keegan was the director of fixed income strategy and research at the Merrion Group, L.P.

  T. Kirkham Barneby is responsible for the asset allocation decisions for Balanced Fund. Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models. Mr. Tincher is responsible for the day-to-day management of the equity portion of Balanced Fund. Information about Mr. Tincher's background may be found above.

  Dennis L. McCauley is responsible for the day-to-day management of the debt securities portion of Balanced Fund. Mr. McCauley is a managing director and chief investment officer of fixed income investments of Mitchell Hutchins, responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds, since 1994.

  Nirmal Singh assists Mr. McCauley in managing Balanced Fund's debt securities. Mr. Singh has been a senior vice president of Mitchell Hutchins since September 1993. Susan Ryan is responsible for the day-to-day management of the portion of Balanced Fund's assets invested in money market instruments. Ms. Ryan has been with Mitchell Hutchins since 1982 and is a senior vice president of Mitchell Hutchins.

Accountants

  PricewaterhouseCoopers LLP serves as Balanced Fund's independent accountants. Ernst & Young LLP serves as Utility Income Fund's independent auditors. Upon completion of the Reorganization, PricewaterhouseCoopers LLP will continue to provide services to the combined Fund. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in Balanced Fund. The independent accountants examine annual financial statements for Balanced Fund and provide other audit and tax-related services.

                     COMPARISON OF PRINCIPAL RISK FACTORS

RISKS COMMON TO BOTH FUNDS

  Both Funds are subject to similar risk factors associated with their investments in equities, bonds, and money market instruments.

Investing in Securities Generally

  An investment in either Balanced Fund or Utility Income Fund is not guaranteed; an investor may lose money by investing in either Fund.

Equity Risk

  Because both Funds invest in common stocks and other equity securities, the Funds are subject to equity risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A Fund may lose a substantial part, or even all, of its investment in a company's stock.

Interest Rate Risk and Credit Risk

  Because both Funds invest in bonds, the Funds also are subject to interest rate risk and credit risk. Balanced Fund must invest at least 25% of its total assets in a combination of bonds and cash. Utility Income Fund does not have a similar policy.

  The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

  Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk.

  The bonds held by each Fund are primarily investment grade, although Balanced Fund may invest up to 10% of its total assets in bonds and other securities that are rated below investment grade, while Utility Income Fund may invest only up to 5% of its net assets in bonds and convertible securities that are rated lower than investment grade. Credit risk is higher for lower quality bonds than for higher quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Lower quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

Derivatives Risk

  Both Funds may use derivatives as part of their investment strategies to attempt to hedge market risks, to manage the effective maturity or interest rate sensitivity of the portfolios, or to enhance income or realize gains. As a result, both Funds are subject to the risks of investing in derivatives.

  The value of "derivatives"--so called because their value derives from the value of an underlying asset, reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. A fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a fund uses derivatives as a hedge, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

PRIMARY DIFFERENCES IN INVESTMENT RISKS OF THE FUNDS

  The investment risks of Utility Income Fund differ from those of Balanced Fund in that Utility Income Fund is subject to the risks of concentrating its investments in income-producing stocks and bonds issued by U.S. and foreign utility companies, while Balanced Fund pursues an asset allocation strategy and does not concentrate its investments in any particular industry.

Utility Industries Concentration Risk

  Utility Income Fund concentrates its investments in the utility industries. Therefore, it will be more affected by economic, competitive, and regulatory developments in those industries than it would be if it invested in a broad range of businesses.

  Interest rate changes may affect the value of the Fund's assets. When interest rates decline, prices of utility stocks and bonds tend to increase. When interest rates rise, these prices tend to decrease.

  The same trend toward deregulation that presents opportunities in the utility industries also presents special risks. Some companies may be faced with increased competition and may become less profitable.

  Electric utility companies are subject to increases in fuel and other operating costs, increases in interest costs and compliance costs relating to environmental, nuclear facility and other safety regulations. Other types of utilities face similar problems.

Asset Allocation Risk

  Balanced Fund allocates its investments among stocks, bonds, and cash (money market instruments). Mitchell Hutchins may not be successful in choosing the best allocation among different asset classes. A fund, such as Balanced Fund, that allocates its assets among different asset classes is more dependent on Mitchell Hutchins' ability to successfully assess the relative values in each asset class than are funds that do not do so.

                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

  At a meeting of the Trust's Board held on February 10, 2000, Mitchell Hutchins proposed that the Trust's Board approve the Reorganization of Utility Income Fund into Balanced Fund. Mitchell Hutchins explained that it had reviewed whether it is in the best interests of shareholders of Utility Income Fund to continue to operate the Fund as a stand-alone series of the Trust. As part of its review, Mitchell Hutchins noted that (1) the Fund has a very small asset base (approximately $30 million as of February 29, 2000), despite its almost seven-year existence, (2) the Fund's performance record is weak relative to its benchmark indices and peers, and (3) there is insufficient interest to indicate that the Fund could achieve an economically viable size in the foreseeable future. Mitchell Hutchins further noted that the performance of Balanced Fund generally has been better than Utility Income Fund's performance. (See "Comparison of the Funds--Performance" for more information about the performance of each Fund.)

  Mitchell Hutchins informed the Trust's Board that both Funds are conservative funds relative to other funds that invest in equity securities and also noted that both Funds appeal to similar investors. Mitchell Hutchins noted to the Trust's Board the similarities and differences of the investment objectives and policies of the Funds (as described above). Mitchell Hutchins also informed the Trust's Board that the investment objective and policies of Balanced Fund do not preclude it from investing in securities of companies in the utility industries.

  Mitchell Hutchins also reviewed the compatibility of the current portfolio holdings of the Funds: (1) as of December 31, 1999, Balanced Fund was invested to a limited extent (about 5.39%) in securities of companies in the utility industries; (2) Utility Income Fund may invest up to 35% of its total assets in stocks and bonds issued by companies outside the utility industries and in high quality money market instruments; and (3) as of December 31, 1999, 19.08% of Utility Income Fund's net assets were invested outside of utility industries, and 4.13% of its net assets were invested in bonds or money market instruments. Mitchell Hutchins estimated that Utility Income Fund will sell between one quarter and one half of its total assets in connection with the Reorganization.

  Mitchell Hutchins additionally estimated that, on a PRO FORMA basis, each class of Balanced Fund shares would likely have lower total annual operating expenses after the Reorganization than Utility Income Fund had based on preliminary calculations for the current fiscal year. (See "Comparative Fee Table" above for a more complete description of the fees and expenses of the Funds, both before and after the Reorganization.) Mitchell Hutchins noted that the reduction in total annual operating expenses would be due primarily to significantly lower "Other Expenses" incurred by Balanced Fund, although this reduction would be offset by a slightly higher management fee payable to Mitchell Hutchins.

  Finally, Mitchell Hutchins reviewed with the Trust's Board the principal terms of the Plan. Mitchell Hutchins informed the Board that the Reorganization would be tax-free to Utility Income Fund and its shareholders, would continue to permit current Utility Income Fund shareholders to exchange into other PaineWebber open-end funds after the Reorganization without having to pay a sales load should their investment priorities change, and that no additional sales charges would be imposed on any Balanced Fund shares issued in connection with the Reorganization. Furthermore, Mitchell Hutchins informed the Trust's Board that, for purposes of calculating the contingent deferred sales charge, the holding period for the Class B and Class C shares distributed to Class B and Class C shareholders of Utility Income Fund will include the holding period for the shares of Utility Income Fund.

  As part of its consideration, the Trust's Board examined a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions; (2) the Funds' respective investment performances; (3) the likely impact of the Reorganization on the expense ratio of Balanced Fund and that expense ratio relative to Utility Income Fund's current expense ratio; (4) the costs to be incurred by each Fund as a result of the Reorganization; (5) the tax consequences of the Reorganization; (6) the benefits of the broader investment policies of Balanced Fund, (7) the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates, (8) Mitchell Hutchins' assessment that the proposed Reorganization will not dilute the interests of shareholders of Utility Income Fund; (9) the advisory arrangements in place for the Funds and the level and quality of investment advisory services provided by Mitchell Hutchins; and (10) the terms of the proposed Plan.

  On the basis of the information provided to the Trust's Board and its evaluation of that information, the Trust's Board, including a majority of its Independent Board Members, determined that the Reorganization would be in the best interests of Utility Income Fund and that the interests of existing Utility Income Fund shareholders would not be diluted as a result of the Reorganization. Therefore, the Trust's Board unanimously approved the Reorganization and recommended the approval of the Plan by the shareholders of Utility Income Fund at the Meeting.

TERMS OF THE REORGANIZATION

  The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Agreement and Plan of Reorganization and Termination is attached as Appendix A to this Proxy Statement/Prospectus.

  The Plan contemplates (a) Balanced Fund's acquiring on the Closing Date all the assets of Utility Income Fund in exchange solely for Balanced Fund shares and Balanced Fund's assumption of all of Utility Income Fund's liabilities and
(b) the distribution of those shares to Utility Income Fund shareholders. Utility Income Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, the "Assets"). Balanced Fund will assume from Utility Income Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time and whether or not referred to in the Plan (collectively, the

"Liabilities"); provided, however, that Utility Income Fund will use its best efforts to discharge all of its known Liabilities prior to the Effective Time. Balanced Fund will deliver its shares to Utility Income Fund, which then will be distributed to Utility Income Fund's shareholders. As a result of the Reorganization, shareholders of each class of Utility Income Fund shares will become shareholders of the corresponding class of Balanced Fund shares.

  The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by Balanced Fund and the NAV of a Balanced Fund share will be determined as of the close of regular trading on the NYSE on the Closing Date ("Valuation Time"), using the applicable valuation procedures described in each Fund's then-current Prospectus and SAI. Utility Income Fund's net asset value will be the value of its assets to be acquired by Balanced Fund, less the amount of Utility Income Fund's liabilities, as of the Valuation Time.

  On, or as soon as practicable after, the Closing Date, Utility Income Fund will distribute to its shareholders of record as of the Effective Time the Balanced Fund shares it receives, by class, so that each Utility Income Fund shareholder will receive the number of full and fractional shares of the corresponding class of Balanced Fund equal in aggregate NAV to the shareholder's shares in Utility Income Fund. That distribution will be accomplished by opening accounts on the books of Balanced Fund in the names of Utility Income Fund's shareholders and crediting those accounts with Balanced Fund shares equal in aggregate NAV to the shareholders' shares in Utility Income Fund. Fractional shares of Balanced Fund will be rounded to the third decimal place.

  Immediately after the Reorganization, each former shareholder of Utility Income Fund will own shares of the class of Balanced Fund equal in NAV to the aggregate NAV of that shareholder's shares of the corresponding class of Utility Income Fund immediately prior to the Reorganization. The NAV per share of Balanced Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of any shareholder interest.

  Each Fund will bear its own expenses in connection with the Reorganization, which are estimated to be $165,000 for Utility Income Fund and $30,000 for Balanced Fund. Utility Income Fund will be terminated after the Reorganization.

  The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the interests of Utility Income Fund shareholders. If the Reorganization is not approved by shareholders at the Meeting, Utility Income Fund will continue to operate as a portfolio of the Trust and the Trust's Board will then consider other options and alternatives for the future of the Fund.

DESCRIPTION OF SECURITIES TO BE ISSUED

  Balanced Fund has an authorized capital of four billion shares of common stock, par value $0.001 per share, divided into four classes, designated Class A, Class B, Class C and Class Y shares. A share of each class of Balanced Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences, except as noted in the Balanced Fund SAI. Each share of the Fund is entitled to participate equally in dividends and other distributions of the Fund. Shares of Balanced Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. Balanced Fund does not hold annual meetings. Shares of the Fund are voted together, except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class.

DIVIDENDS AND OTHER DISTRIBUTIONS

  Balanced Fund normally declares and pays dividends semi-annually and distributes any net capital gains annually. A shareholder of Balanced Fund receives dividends in additional shares of the distributing class unless the shareholder elects to receive cash.

  On or before the Closing Date, Utility Income Fund will declare as a distribution substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a regulated investment company.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

  Certain fundamental investment restrictions of Utility Income Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Reorganization. By approving the Plan, shareholders of Utility Income Fund will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

  The Reorganization is intended to be a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Code. The Trust and Master Series will each receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, substantially to the following effect:

  (1) Balanced Fund's acquisition of the Assets in exchange solely for Balanced Fund shares and Balanced Fund's assumption of the Liabilities, followed by Utility Income Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their Utility Income Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

  (2) Utility Income Fund will recognize no gain or loss on its transfer of the Assets to Balanced Fund in exchange solely for Balanced Fund shares and Balanced Fund's assumption of the Liabilities or on the subsequent distribution of those shares to Utility Income Fund's shareholders in constructive exchange for their Utility Income Fund shares;

  (3) Balanced Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Balanced Fund shares and its assumption of the Liabilities;

  (4) Balanced Fund's basis for the Assets will be the same as Utility Income Fund's basis therefor immediately before the Reorganization, and Balanced Fund's holding period for the Assets will include Utility Income Fund's holding period therefor;

  (5) A Utility Income Fund shareholder will recognize no gain or loss on the constructive exchange of all its Utility Income Fund shares solely for Balanced Fund shares pursuant to the Reorganization; and

  (6) A Utility Income Fund shareholder's aggregate basis for the Balanced Fund shares to be received by it in the Reorganization will be the same as the aggregate basis for its Utility Income Fund shares to be constructively surrendered in exchange for those Balanced Fund shares, and its holding period for those Balanced Fund shares will include its holding period for those Utility Income Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

  The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

  Utilization by Balanced Fund after the Reorganization of any pre-Reorganization capital losses realized by Utility Income Fund could be subject to limitation in future years under the Code.

  Shareholders of Utility Income Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

                           ORGANIZATION OF THE FUNDS

  Balanced Fund is a diversified series of Master Series and commenced operations on December 12, 1986. Master Series was organized as a Maryland corporation on October 29, 1985, and is registered under the 1940 Act as an open-end management investment company. The operations of Master Series, as a Maryland corporation, are governed by its Articles of Incorporation and By-Laws and Maryland law.

  Utility Income Fund is a diversified series of the Trust and commenced operations on July 2, 1993. The Trust was organized as a Massachusetts business trust on November 21, 1986, and is registered under the 1940 Act as an open-end management investment company. The operations of the Trust, as a Massachusetts business trust, are governed by its Amended and Restated Declaration of Trust and By-Laws and Massachusetts law.

                             FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand Balanced Fund's financial performance for the past five years. Shorter periods are shown for classes of Fund shares that have existed for less than five years. Certain information reflects financial results for a single Fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The table is included in Balanced Fund's current Prospectus, dated December 10, 1999, which is incorporated herein by reference and accompanies this Proxy Statement/Prospectus. The information has been audited by PricewaterhouseCoopers LLP, independent accountants for Balanced Fund, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders, dated August 31, 1999, which is also incorporated herein by reference and accompanies this Proxy Statement/Prospectus.

                                CAPITALIZATION

  The following table shows the capitalization of Utility Income Fund and Balanced Fund as of December 31, 1999, and on a pro forma combined basis as of December 31, 1999, giving effect to the Reorganization:

                                  UTILITY
                                  INCOME      BALANCED
                                FUND: CLASS    FUND:       Pro Forma CLASS A
                                     A        CLASS A    COMBINED BALANCED FUND
                                ----------- ------------ ----------------------
Net Assets..................... $18,508,760 $192,152,489      $210,661,249
Shares Outstanding.............   1,287,676   17,400,670        19,077,188
Net Asset Value Per Share...... $     14.37 $      11.04      $      11.04
                                  UTILITY
                                  INCOME      BALANCED
                                FUND: CLASS    FUND:       Pro Forma CLASS B
                                     B        CLASS B    COMBINED BALANCED FUND
                                ----------- ------------ ----------------------
Net Assets..................... $ 6,006,860 $ 25,842,907      $ 31,849,767
Shares Outstanding.............     417,047    2,281,970         2,812,611
Net Asset Value Per Share...... $     14.40 $      11.32      $      11.32
                                  UTILITY
                                  INCOME      BALANCED
                                FUND: CLASS    FUND:       Pro Forma CLASS C
                                     C        CLASS C    COMBINED BALANCED FUND
                                ----------- ------------ ----------------------
Net Assets..................... $ 7,190,911 $ 18,545,176      $ 25,736,087
Shares Outstanding.............     500,821    1,675,744         2,325,329
Net Asset Value Per Share...... $     14.36 $      11.07      $      11.07
                                  UTILITY
                                  INCOME      BALANCED
                                FUND: CLASS    FUND:       Pro Forma CLASS Y
                                     Y        CLASS Y    COMBINED BALANCED FUND
                                ----------- ------------ ----------------------
Net Assets..................... $   121,559 $    375,048      $    496,607
Shares Outstanding.............       8,489       34,003            45,024
Net Asset Value Per Share...... $     14.32 $      11.03      $      11.03

  REQUIRED VOTE. The proposal to approve the Plan requires the affirmative vote of a majority of the votes entitled to be cast on the proposal.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PLAN OF REORGANIZATION.

                               ----------------

                                 LEGAL MATTERS

  Certain legal matters concerning the issuance of Balanced Fund shares as part of the Reorganization and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to Master Series and to the Trust.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

  Master Series and the Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048, and 500 West Madison Street, 14th floor, Chicago, IL 60661. Copies of such material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549 at the prescribed rates. The SEC maintains an Internet web site at http://www.sec.gov that contains information regarding Master Series and the Trust, and other registrants that file electronically with the SEC.

                                    EXPERTS

  The audited financial statements of Utility Income Fund incorporated by reference herein and incorporated by reference in its Statement of Additional Information ("SAI") for the fiscal year ended March 31, 1999 have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in Utility Income Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1999. The financial statements audited by Ernst & Young LLP have been incorporated herein by reference in reliance on its report given on its authority as experts in auditing and accounting.

  The audited financial statements of Balanced Fund incorporated by reference herein and incorporated by reference or included in its SAI for the fiscal year ended August 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in Balanced Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on its report given on its authority as experts in auditing and accounting.

                                  APPENDIX A

             AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of June , 2000, between PaineWebber Master Series, Inc., a Maryland corporation ("Master Series"), on behalf of PaineWebber Balanced Fund, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), and PaineWebber Managed Investments Trust, a Massachusetts business trust ("Trust"), on behalf of PaineWebber Utility Income Fund, a series thereof ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Master Series and Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund or Target are made and shall be taken or undertaken by Master Series or Trust, respectively.

  The Investment Companies wish to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of common stock of Acquiring Fund ("Acquiring Fund Shares") and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

  The Target Shares are divided into four classes, designated Class A, Class B, Class C, and Class Y shares ("Class A Target Shares," "Class B Target Shares," "Class C Target Shares," and "Class Y Target Shares," respectively). The Acquiring Fund Shares also are divided into four classes, also designated Class A, Class B, Class C, and Class Y shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," "Class C Acquiring Fund Shares," and "Class Y Acquiring Fund Shares," respectively). Each class of Acquiring Fund Shares is substantially similar to the identically designated class of Target Shares.

  In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

  1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

    (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (iv) Class Y Acquiring Fund Shares determined by dividing the Target Value attributable to the Class Y Target Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

    (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph
3.1).

  1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

  1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

  1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

  1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Master Series's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for a Shareholder of Class A Target Shares shall be credited with the respective pro rata number of Class A Acquiring Fund Shares due that Shareholder, the account for a Shareholder of Class B Target Shares shall be credited with the respective PRO RATA number of Class B Acquiring Fund Shares due that Shareholder, the account for a Shareholder of Class C Target Shares shall be credited with the respective PRO RATA number of Class C Acquiring Fund Shares due that Shareholder, and the account for a Shareholder of Class Y Target Shares shall be credited with the respective pro rata number of Class Y Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

  1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

  1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

  1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

  2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

  2.2. For purposes of paragraph 1.1(a), the NAV of each class of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

  2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins Asset Management Inc.

3. CLOSING AND EFFECTIVE TIME

  3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about June 23, 2000, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Target Value and the NAV of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

  3.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Target's books immediately before the Closing. Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

  3.3. Trust shall deliver to Master Series at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder, all as of the Effective Time, certified by Trust's Secretary or an Assistant Secretary thereof. Master Series's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Master Series shall issue and deliver a confirmation to Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

  3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

  4.1. Target represents and warrants as follows:

    4.1.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

    4.1.2. Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

    4.1.3. Target is a duly established and designated series of Trust;

    4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

    4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Master Series;

    4.1.7. Except as otherwise disclosed in writing to and accepted by Master Series, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

    4.1.8. Except as otherwise disclosed in writing to and accepted by Master Series, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

    4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

    4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

    4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Master Series on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

    4.1.12. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Master Series for use therein;

    4.1.13. The Liabilities were incurred by Target in the ordinary course of its business and are associated with the Assets; and there are no Liabilities other than liabilities disclosed or provided for in Trust's financial statements referred to in paragraph 4.1.18 and liabilities incurred by Target in the ordinary course of its business subsequent to September 30, 1999, or otherwise previously disclosed to Master Series, none of which has been materially adverse to the business, assets, or results of Target's operations;

    4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

    4.1.15. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

    4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

    4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended March 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

    4.1.18. Trust's financial statements for the year ended March 31, 1999, and for the six months ended September 30, 1999, to be delivered to Master Series, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the period then ended.

  4.2.Acquiring Fund represents and warrants as follows:

    4.2.1. Master Series is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland;

    4.2.2. Master Series is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

    4.2.3. Acquiring Fund is a duly established and designated series of Master Series;

    4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

    4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

    4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Master Series's Articles of Incorporation or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Trust;

    4.2.8. Except as otherwise disclosed in writing to and accepted by Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Master Series with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

    4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Master Series's board of directors (together with Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

    4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Master Series, except for (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

    4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Trust for use therein;

    4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

    4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

    4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations), (b) use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business,

  (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and
  (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

    4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

    4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

    4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

    4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended August 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

    4.2.19. Master Series's financial statements for the year ended August 31, 1999, to be delivered to Trust, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

  4.3.Each Fund represents and warrants as follows:

    4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

    4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or
  (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

    4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

    4.3.4. Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto (in addition to the assets and liabilities Acquiring Fund then held or was subject to), plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

    4.3.5. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

    4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

    4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions not made as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) after the date of this Agreement will be included as assets held thereby immediately before the Reorganization;

    4.3.8. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

    4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

    4.3.10. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
  187).

5. COVENANTS

  5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that --

  (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

  (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent and (2) if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

  5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

  5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

  5.4. Target covenants that it will assist Master Series in obtaining information Master Series reasonably requests concerning the beneficial ownership of Target Shares.

  5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Master Series at the Closing.

  5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

  5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

  5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate to continue its operations after the Effective Time.

  5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

  Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

  6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with the Declaration of Trust, Trust's By-Laws, and applicable law.

  6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

  6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

  6.4. Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

    6.4.1. Acquiring Fund is a duly established series of Master Series, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

    6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Master Series on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Trust on behalf of Target, is a valid and legally binding obligation of Master Series with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

    6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

    6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Master Series's Articles of Incorporation or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Master Series (with respect to Acquiring
  Fund) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Master Series (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Trust;

    6.4.5. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Master Series on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

    6.4.6. Master Series is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

    6.4.7. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Master Series (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and
  (b) Master Series (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

  6.5. Master Series shall have received an opinion of Counsel substantially to the effect that:

    6.5.1. Target is a duly established series of Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

    6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by Master Series on behalf of Acquiring Fund, is a valid and legally binding obligation of Trust with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

    6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Trust's By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Master Series;

    6.5.4. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust on behalf of Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

    6.5.5. Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

    6.5.6. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Master Series.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

  6.6. Each Investment Company shall have received an opinion of Counsel, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which Counsel may treat as representations made to it, or in separate letters addressed to Counsel and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

    6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

    6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

    6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

    6.6.4. Acquiring Fund's basis for the Assets will be the same as Target's basis therefor immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

    6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

    6.6.6. A Shareholder's aggregate basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

  At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

  7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

  7.2. Each Fund will bear its own Reorganization expenses.

8. ENTIRE AGREEMENT; NO SURVIVAL

  Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

  This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

  9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2000; or

  9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees/directors, or officers of either Investment Company, to the other Fund.

10. AMENDMENT

  This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

  11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

  11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

  11.3. Master Series acknowledges that Trust is a Business Trust. This Agreement is executed by Trust on behalf of Target and by its trustees and/or officers in their capacities as such, and not individually. Trust's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Target's assets and property; and a trustee of Trust shall not be personally liable hereunder to Master Series or its directors or shareholders for any act, omission, or obligation of Trust or any other trustee thereof. Master Series agrees that, in asserting any rights or claims under this Agreement on behalf of Acquiring Fund, it shall look only to Target's assets and property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

  11.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST: PAINEWEBBER MANAGED INVESTMENTS TRUST, on behalf of its series, PaineWebber Utility Income Fund

________________________________________  By:_____________________________________


ATTEST:                                     PAINEWEBBER MASTER SERIES, INC.,
                                            on behalf of its series,
                                            PaineWebber Balanced Fund

________________________________________  By:_____________________________________

                                   APPENDIX B

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  As of the Record Date, the following persons owned beneficially and of record 5% or more of the Class Y shares of Utility Income Fund or Balanced Fund, as shown in the table below. Mitchell Hutchins did not know of any other person who owned benefically or of record 5% or more of any other class of either Fund's outstanding equity securities as of the Record Date.

                              UTILITY INCOME FUND

                                                             PERCENT BENEFICIAL
                                         PERCENT BENEFICIAL     OWNERSHIP OF
                                        OWNERSHIP OF CLASS Y CLASS Y SHARES OF
                                         SHARES OF UTILITY   COMBINED BALANCED
SHAREHOLDER'S NAME/ADDRESS                  INCOME FUND             FUND
--------------------------              -------------------- ------------------
William B. Campbell
c/o Mitchell Hutchins Asset Management
 Inc.                                          12.08%               2.42%
51 West 52nd Street
New York, New York 10019

Ruth H. Palermo
c/o Mitchell Hutchins Asset Management
 Inc.                                           7.57%               4.54%*
51 West 52nd Street
New York, New York 10019

Joanne D. Eynon
c/o Mitchell Hutchins Asset Management
 Inc.                                           7.26%               3.91%*
51 West 52nd Street
New York, New York 10019

Susan L. Thomas
c/o Mitchell Hutchins Asset Management
 Inc.                                           5.39%               1.08%
51 West 52nd Street
New York, New York 10019

Elizabeth S. Britt
c/o Mitchell Hutchins Asset Management
 Inc.                                           5.27%               1.06%
51 West 52nd Street
New York, New York 10019

Rebecca L. Norfleet
c/o Mitchell Hutchins Asset Management
 Inc.                                           5.07%               3.38%*
51 West 52nd Street
New York, New York 10019

* Indicates that shareholder held shares of Balanced Fund as of the Record
Date.

                                 BALANCED FUND

                                                           PERCENT BENEFICIAL
                                        PERCENT BENEFICIAL    OWNERSHIP OF
                                        OWNERSHIP OF CLASS CLASS Y SHARES OF
                                           Y SHARES OF     COMBINED BALANCED
SHAREHOLDER'S NAME/ADDRESS                BALANCED FUND           FUND
--------------------------              ------------------ ------------------
Anne L. Solnit
c/o Mitchell Hutchins Asset Management
 Inc.                                         14.62%             11.69%
51 West 52nd Street
New York, New York 10019

Bernice F. Thomas
c/o Mitchell Hutchins Asset Management
 Inc.                                          6.41%              5.13%
51 West 52nd Street
New York, New York 10019

Siegfried Richard Weigele
c/o Mitchell Hutchins Asset Management
 Inc.                                          6.14%              4.92%
51 West 52nd Street
New York, New York 10019

PROXY                                                                      PROXY

                       PaineWebber Utility Income Fund
              (a series of PaineWebber Managed Investments Trust)
                Special Meeting of Shareholders - June 12, 2000

This proxy is being solicited for the Board of Trustees of PaineWebber Managed Investments Trust ("Trust") on behalf of PaineWebber Utility Income Fund, a series of the Trust. The undersigned hereby appoints as proxies SCOTT GRIFF and EVELYN DE SIMONE and each of them (with the power of substitution) to vote for the undersigned all shares of common stock of the undersigned in PaineWebber Utility Income Fund, a series of PaineWebber Managed Investments Trust, at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed below. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to PaineWebber Utility Income Fund.

     The Board of Trustees recommends a vote "FOR" the Proposal. Please indicate your vote by filling in the box completely. Example: [ ]

PROPOSAL                                     FOR         AGAINST       ABSTAIN

Approval of the Agreement and Plan of        [ ]           [ ]           [ ]
Plan of Reorganization and Termination
that provides for the combination of
PaineWebber Utility Income Fund, a series of PaineWebber Managed Investments Trust and PaineWebber Balanced Fund, a series of PaineWebber Master Series, Inc.

              Please date and sign the reverse side of this card.

                            YOUR VOTE IS IMPORTANT.
         Please date and sign this proxy below and return it promptly in the enclosed envelope.

                If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should confirm exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated--for example: "ABC Corp., John Doc, Treasurer."

        --------------------------------------------------
       Signature

        --------------------------------------------------
       Signature (if held jointly)

       Date ________________________________________, 2000

Please mark your vote on the reverse side of this card.